UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2023

Navient Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-36228	46-4054283
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

123 Justison Street, Wilmington, Delaware	19801
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (302) 283-8000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $.01 per share	NAVI	The Nasdaq Global Select Market
6% Senior Notes due December 15, 2043	JSM	The Nasdaq Global Select Market

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 8, 2023, Navient Corporation (“Navient” or the “Company”) entered into an Agreement and Release (the “Separation Agreement”) with its former Chief Executive Officer and President, Jack Remondi, pursuant to the Company’s Executive Severance Plan for Senior Officers (the “Severance Plan”). In connection with the termination of his employment with the Company, effective May 15, 2023, Mr. Remondi will be provided with severance payments and benefits in accordance with the Severance Plan, except that the proration of his target annual bonus for 2023 will be calculated through the end of May 2023. In addition, pursuant to the Separation Agreement, Mr. Remondi has agreed to be available through December 31, 2023 to provide information regarding Navient’s operational, strategic or litigation matters, in exchange for which he will receive an aggregate fee of $500,000, payable in two equal installments on September 30, 2023 and December 31, 2023. Pursuant to the Separation Agreement, the Company will reimburse Mr. Remondi for his reasonable legal fees incurred in connection with the negotiation thereof, up to $25,000 in the aggregate. The Separation Agreement includes various restrictive covenants in favor of the Company, including one-year post-termination non-competition and non-solicitation covenants.

The description above is qualified in its entirety by reference to the full text of the Separation Agreement, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Agreement and Release, dated as of June 8, 2023, by and between Navient Corporation and its affiliates and John (Jack) F. Remondi

104	Inline XBRL for the cover page of this Current Report on Form 8-K

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAVIENT CORPORATION

By:	/s/ Mark L. Heleen
Name: Mark L. Heleen
Title: Chief Legal Officer

Date: June 9, 2023